UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 2, 2009

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.

1-5324	NORTHEAST UTILITIES	04-2147929
(a Massachusetts voluntary association)
One Federal Street, Building 111-4
Springfield, Massachusetts 01105
Telephone: (413) 785-5871

0-7624	WESTERN MASSACHUSETTS ELECTRIC COMPANY	04-1961130
(a Massachusetts corporation)
One Federal Street, Building 111-4
Springfield, Massachusetts 01105
Telephone: (413) 785-5871

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

o

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 – Regulation FD Disclosure

On July 2, 2009, Western Massachusetts Electric Company (“WMECO”) notified holders of its four series of outstanding unsecured senior notes (“Senior Notes”) that it had filed a petition with the Massachusetts Department of Public Utilities (the “DPU”) in which WMECO proposed to amend and restate the related September 1, 2003 Indenture (the “Indenture”) to collateralize the Senior Notes with a first mortgage lien on WMECO’s property.  Such amendment and restatement is subject to approval by the DPU and a subsequent decision by WMECO to issue first mortgage bonds to finance future capital needs.  Under the terms of the Indenture, if WMECO were to issue first mortgage bonds, it will be obligated to secure the Senior Notes equally and ratably with such first mortgage bonds.

See WMECO’s notice to holders of Senior Notes attached as Exhibit 99.1 for additional information.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit Number	Description
99.1	Notice to holders of Senior Notes, dated July 2, 2009.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES WESTERN MASSACHUSETTS ELECTRIC COMPANY (Registrants)
July 2, 2009	By: /s/ Randy A. Shoop Randy A. Shoop Vice President and Treasurer

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